Exhibit 99.3

Lazydays Holdings, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the unaudited pro forma condensed combined statements of income for each of the six months then ended and for the year ended December 31, 2020 combine the financial statements of Lazydays Holdings, Inc. (“Lazydays”) and BYRV, Inc. (“BYRV”) and BYRV Washington, Inc. (“BYRV Washington”), together “BYRV” giving effect to the transaction described in the Asset Purchase Agreement, as if it had occurred on January 1, 2020 in respect of the unaudited pro forma condensed combined statements of income and on June 30, 2021 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

●	Lazydays audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2020, as contained in its Annual Report on Form 10-K/A filed on June 25, 2021 with the United States Securities and Exchange Commission (the “SEC”).

●	Lazydays unaudited condensed consolidated financial statements and accompanying notes as of and for the three and six months ending June 30, 2021, as contained in its Quarterly Report on Form 10-Q filed on August 6, 2021with the SEC.

●	BYRV’s audited financial statements as of and for the year ended December 31, 2020, contained elsewhere herein

●	BYRV’s unaudited condensed financial statements as of and for the six months ended June 30, 2021, contained elsewhere herein.

●	the other information contained in or incorporated by reference into this filing.

The final purchase consideration and the allocation of the purchase consideration may materially differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma adjustments give effect to events that are directly attributable to the transaction and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statements of income, the unaudited proforma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of Lazydays and BYRV and the related notes included elsewhere in this Form 8-K. The unaudited pro forma condensed combined financial information is based on Lazydays accounting policies. Further review may identify additional differences between the accounting policies of Lazydays and BYRV. The unaudited pro forma adjustments and the pro forma condensed combined financial information don’t reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or of Lazydays future financial position or operating results.

Lazydays Holdings, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2021

(USD 000’s)

	Lazydays Holdings, Inc.	BYRV	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash	$104,328	$17,996	$(67,586	)(A)(B)	$54,738
Receivables	38,233	2,102	-		40,335
Inventories	87,256	10,762	-		98,018
Income tax receivable	-	-	-		-
Prepaid expenses and other	4,115	789	-		4,904

Total current assets	233,932	31,649	(67,586)		197,995

Non-current assets:
Property and equipment, net	111,925	881	-		112,806
Operating lease assets	14,425	-	10,406	(F)	24,831
Goodwill	47,919	-	27,613	(A)	75,532
Intangible assets, net	71,388	-	17,795	(A)	89,183
Other assets	497	-	-		497

Total non-current assets	246,154	881	55,814		302,849

Total assets	$480,086	$32,530	$(11,772)		$500,844

LIABILITIES AND STOCKHOLDERS’ AND SHAREHOLDER’S EQUITY

Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$55,698	$1,842	$261	(C)	$57,801
Income taxes payable	5,084	-			5,084
Dividends payable	1,197	-	-		1,197
Floor plan notes payable, net of debt discount	63,913	8,510	-	(A)	72,423
Financing liability, current portion	2,098	-	-		2,098
Long-term debt, current portion	20,957	-	-		20,957
Other liabilities	-	2,276	(2,276	)(D)	-
Operating lease liability, current portion	2,421	-	374	(F)	2,795
Total current liabilities	151,368	12,628	(1,641)		162,355

Non-current liabilities:
Financing liability, non-current portion, net of debt discount	85,851	-	-		85,851
Long term debt, non-current portion, net of debt discount	1,712	-	-		1,712
Operating lease liability, non-current portion	11,947	-	10,032	(F)	21,979
Deferred tax liability	15,091	-	-		15,091
Warrant liabilities	17,652	-	-		17,652

Total non-current liabilities	132,253	-	10,032		142,285

Total liabilities	283,621	12,628	8,391		304,640

Series A Convertible Preferred Stock	54,983	-	-		54,983

Stockholders’ equity:
Preferred Stock	-	-	-		-
Common stock	-	-	-		-
Additional paid-in capital	93,039	-	-		93,039
Stockholders’ equity	-	19,902	(19,902	)(E)	-
Treasury Stock	(499)	-	-		(499)
Retained Earnings	48,942	-	(261	)(C)	48,681

Total stockholders’ equity	141,482	19,902	(20,163)		141,221

Total liabilities and stockholders’ equity	$480,086	$32,530	$(11,772)		$500,844

See notes to the unaudited pro forma condensed combined financial information

Lazydays Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

For the Six Months Ended June 30, 2021

(USD 000’s except for shares and per share amounts)

	Lazydays Holdings, Inc.	BYRV	Pro Forma Adjustments		Pro Forma Combined

Revenues
New and pre-owned vehicles	$535,094	$65,969	$-		$601,063
Other	58,690	11,446	-		70,136
Total revenue	593,784	77,415	-		671,199

Costs applicable to revenues
New and pre-owned vehicles	430,794	50,644	-		481,438
Other	12,658	2,852	-		15,510
Total cost of revenues (excluding depreciation and amortization)	443,452	53,496	-		496,948

Operating expenses
Transaction costs	850	-	-	(A)	850
Depreciation and amortization	6,559	-	890	(B)	7,449
Stock-based compensation	683	-	-		683
Selling, general, and administrative expenses	82,515	12,779	-		95,294

Total operating expenses	90,607	12,779	890		104,276

Income from operations	59,725	11,140	(890)		69,975

Other income/expenses
PPP loan forgiveness	6,626	1,420	-		8,046
Interest expense	(3,727)	(191)	-		(3,918)
Interest income	-	80	-		80
Change in fair value of warrant liabilities	(13,252)	-	-		(13,252)
Inducement loss on warrant conversion	(246)	-	-		(246)

Total other expense	(10,599)	1,309	-		(9,290)

Income before income tax expense	49,126	12,449	(890)		60,685

Income tax expense	(14,973)	-	(3,352	)(C)	(18,325)

Net income	34,153	12,449	(4,242)		42,360
Dividends on Series A Convertible Preferred Stock	(2,381)	-	-		(2,381)

Net (loss) income attributable to common stock and participating securities	$31,772	$12,449	$(4,242)		$39,979

EPS:
Basic	$2.23				$2.80
Diluted	$1.21				$2.02

Weighted average shares outstanding:
Basic	10,937,417				10,937,417
Diluted	20,992,651				20,992,651

See notes to the unaudited pro forma condensed combined financial information

Lazydays Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(USD 000’s except for shares and per share amounts)

	Lazydays Holdings, Inc.	BYRV	Pro Forma Adjustments		Pro Forma Combined

Revenues
New and pre-owned vehicles	$729,872	$80,833	$-		$810,705
Other	87,238	13,715	-		100,953
Total revenue	817,110	94,548	-		911,658

Costs applicable to revenues
New and pre-owned vehicles	615,954	66,159	-		682,113
Other	22,174	3,404	-		25,578
Total cost of revenues (excluding depreciation and amortization)	638,128	69,563	-		707,691

Operating expenses
Transaction costs	935	-	- (A)		935
Depreciation and amortization	11,262	-	1,781	(B)	13,043
Stock-based compensation	1,566	-	-		1,566
Selling, general, and administrative expenses	117,688	16,080	-		133,768

Total operating expenses	131,451	16,080	1,781		149,312

Income from operations	47,531	8,905	(1,781)		54,655

Other income/expenses
Other income	-	240	-		240
Interest expense	(8,047)	(580)	-		(8,627)
Interest income	-	233	-		233
Change in fair value of warrant liabilities	(14,494)	-	-		(14,494)

Total other expense	(22,541)	(107)	-		(22,648)

Income before income tax expense	24,990	8,798	(1,781)		32,007

Income tax expense	(10,364)	-	(2,007	)(C)	(12,371)

Net income	14,626	8,798	(3,788)		19,636
Dividends on Series A Convertible Preferred Stock	(6,283)				(6,283)

Net (loss) income attributable to common stock and participating securities	$8,343	$8,798	$(3,788)		$13,353

Earnings per share:
- basic and diluted	$0.57				$0.91

Number of common shares outstanding:
- basic and diluted	9,809,783				9,809,783

See notes to the unaudited pro forma condensed combined financial information

Lazydays Holdings, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(USD and shares in 000’s except for per share amounts)

Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Lazydays and BYRV. The unaudited pro forma condensed combined financial information is presented as if the transaction had been completed on January 1, 2020 with respect to the unaudited pro forma condensed combined statements of operations for each of the six months ended June 30, 2021 and for the year ended December 31, 2020 and on June 30, 2021 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for information purposes only and is not necessarily indicative of any anticipated combined financial position or future results of operations had the transaction occurred as of the dates indicated, nor is it meant to be indicative of anticipated combined financial position or future results of operations that the combined company will experience after the completion of the transaction.

We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible asset acquired.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and directly attributable to the transaction. Pro forma adjustments reflected in the pro forma condensed combined statements of income are based on items that are factually supportable, directly attributable to the transaction and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the transaction, including potential synergies that may be generated in future periods.

Earnings Per Share

The Company computes basic and diluted earnings/(loss) per share (“EPS”) by dividing net earnings/(loss) by the weighted average number of shares of common stock outstanding during the period.

The Company is required, in periods in which it has net income, to calculate EPS using the two-class method. The two-class method is required because the Company’s Series A Preferred Stock have the right to receive dividends or dividend equivalents should the Company declare dividends on its common stock. Under the two-class method, earnings for the period are allocated on a pro-rata basis to the common and preferred stockholders. The weighted-average number of common and preferred shares outstanding during the period is then used to calculate basic EPS for each class of shares.

In periods in which the Company has a net loss, basic loss per share is calculated by dividing the loss attributable to common stockholders by the weighted-average number of common shares outstanding during the period. The two-class method is not used, because the preferred stock does not participate in losses.

The following table summarizes net income attributable to common stockholders used in the calculation of the pro forma basic and diluted income (loss) per common share for the six months ended June 30, 2021:

	Six months ended		Year ended
	June 30, 2021	June 30, 2021	December 31, 2020	December 31, 2020
(Dollars in thousands - except share and per share amounts)		Pro Forma		Pro Forma
Distributed earning allocated to common stock	$-	$-	$-	$-
Undistributed earnings allocated to common stock	24,345	30,633	5,579	8,929
Net earnings allocated to common stock	24,345	30,633	5,579	8,929
Net earnings allocated to participating securities	7,427	9,346	2,764	4,424
Net earnings allocated to common stock and participating securities	$31,772	$39,979	$8,343	$13,353

Weighted average shares outstanding for basic earnings per common share	10,637,060	10,637,060	9,509,426	9,509,426
Dilutive effect of warrants and options	300,357	300,357	300,357	300,357
Weighted average shares outstanding for basic earnings per share computation	10,937,417	10,937,417	9,809,783	9,809,783

Basic income per common share	$2.23	$2.80	$0.57	$0.91
Diluted income per common share	$1.21	$2.02	$0.57	$0.91

	Six months ended		Year ended
	June 30,2021	June 30, 2021 Pro Forma	December 31, 2020	December 31, 2020 Pro Forma
Weighted average outstanding common shares	10,637,060	10,637,060	9,509,426	9,509,426
Weighted average prefunded warrants	300,357	300,357	300,357	300,357
Weighted shares outstanding - basic	10,937,417	10,937,417	9,809,783	9,809,783

	Six months ended		Year ended
	June 30,2021	June 30, 2021 Pro Forma	December 31, 2020	December 31, 2020 Pro Forma
Weighted average outstanding common shares	10,637,060	10,637,060	9,509,426	9,509,426
Weighted average prefunded warrants	300,357	300,357	300,357	300,357
Weighted average warrants	1,730,719	1,730,719	1,068,198	1,068,198
Weighted average options	2,125,161	2,125,161	1,128,295	1,128,295
Weighted average convertible preferred stock	6,199,354	6,199,354	6,082,981	6,082,981
Weighted shares outstanding - diluted	20,992,651	20,992,651	18,089,257	18,089,257

Pro Forma Adjustments

The following pro forma adjustments give effect to the transaction.

Unaudited Pro Forma Condensed Combined Balance Sheet – As of June 30, 2021

Note A:	To record payment of approximately $49,506 of cash and the payment of the sellers’ floor plan liability (the “Purchase Consideration”) to purchase BYRV. The following table summarizes the preliminary allocation of the assets acquired and the liabilities assumed, based on their fair value on the acquisition date.

Preliminary BYRV Purchase Price Allocation
(000’s) USD

Cash	$56,418
Purchase Consideration	$56,418

Less:

Net working capital	$10,071
Property and equipment	939
Customer list (1)	95
Dealer agreements (1)	17,700
Fair value of net assets acquired	$28,805

Goodwill value	$27,613

(1)	The customer list and dealer agreements are currently presumed to have an estimated useful life of 9 years and 10 years, respectively.

Note B:	To exclude $17,996 of cash not included within the transaction.

Note C:	To record approximately $261 of merger expenses incurred by Lazydays subsequent to June 30, 2021.

Note D:	To exclude $2,267 of other liabilities not assumed by the Company.

Note E:	To eliminate the historical shareholders’ equity of BYRV.

Note F:	To add right of use asset and related right of use liability for the dealership leases that were not recorded by BYRV as they had not adopted the new lease guidance.

Unaudited Pro Forma Condensed Combined Statement of Income – For the Six Months Ended June 30, 2021

Pro Forma Adjustments:

Note A: Historical transaction costs do not include any costs related to this transaction.

Note B: To record the amortization of the fair value of customer lists and dealer agreements with a useful life of 9 years and 10 years, respectively.

Note C: To record income tax expense using a blended rate of 29% because BYRV is an S Corporation that did not record an income tax provision in its historical financial statements.

Unaudited Pro Forma Condensed Combined Statement of Income – For the Year Ended December 31, 2020

Pro Forma Adjustments:

Note A: Historical transaction costs do not include any costs related to this transaction.

Note B: To record the amortization of the fair value of customer lists and dealer agreements with a useful life of 9 years and 10 years, respectively.

Note C: To record income tax expense using a blended rate of 29% because BYRV is an S Corporation that did not record an income tax provision in its historical financial statements.